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                                                                   Exhibit 10.14


                               FOURTH AMENDMENT
                               -----------------
                                      TO
             AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT
             -----------------------------------------------------

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 25th day of January, 2001 by and among COYNE INTERNATIONAL ENTERPRISES CORP., a corporation organized and existing under the laws of the State of New York, BLUE RIDGE TEXTILE MANUFACTURING, INC., a corporation organized under the laws of the State of Georgia, and OHIO GARMENT RENTAL, INC., a corporation organized under the laws of the State of Ohio (each is referred to individually as a "Borrower and collectively, the "Borrowers"), and BANK OF AMERICA, N.A., a national banking association, successor by merger to NationsBank, N.A. ("Bank of America"), LASALLE BUSINESS CREDIT, INC., a corporation organized under the laws of the State of Delaware ("LaSalle"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC") (Bank of America, LaSalle and PNC are referred to individually as a "Lender" and collectively as the "Lenders"), and BANK OF AMERICA, N.A., a national banking association, successor by merger to NationsBank, N.A, as collateral and administrative agent for the Lenders (the "Agent").

                                   RECITALS
                                   --------

     A. The Borrowers and Bank of America entered into that certain Amended and Restated Financing and Security Agreement dated as of June 26, 1998, as amended by that certain First Amendment to Amended and Restated Financing and Security Agreement dated June 9, 1999, as amended by that certain Second Amendment to Amended and Restated Financing and Security Agreement dated January 27, 2000 and as amended by that certain Third Amendment to Amended and Restated Financing and Security Agreement dated September 11, 2000 (as amended, restated, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     B. Bank of America and LaSalle entered into that certain Assignment and Assumption Agreement dated December 31, 1998 (and as amended, restated, modified, substituted, extended, and renewed from time to time, the "LaSalle Assumption Agreement"). Under the terms of the LaSalle Assumption Agreement, Bank of America sold to LaSalle, among other things, interests in the Commitment, in the Obligations, and the Collateral, without recourse, on the condition, among others as set forth in the LaSalle Assumption Agreement, that LaSalle assume Bank of America's obligations to the extent of LaSalle's interest, as a Lender under the Financing Agreement.

     C. Bank of America and PNC entered into that certain Assignment and Assumption Agreement dated December 31, 1998 (and as amended, restated, modified, substituted, extended, and renewed from time to time, the "PNC Assumption Agreement"). Under the terms of the PNC Assumption Agreement, Bank of America sold to PNC, among other things, interests in the Commitment, in the Obligations, and the Collateral, without recourse, on the condition, among

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others as set forth in the PNC Assumption Agreement, that PNC assume Bank of
America's obligations to the extent of PNC's interest, as a Lender under the Financing Agreement.

     D. Bank of America, LaSalle and PNC entered into that certain Agency Agreement dated December 31, 1998 (and as amended, restated, modified, substituted, extended, and renewed from time to time, the "Agency Agreement"). Under the terms of the Agency Agreement, the Lenders designated and appointed Bank of America as the agent under the Financing Agreement and the Financing Documents, and authorized Bank of America, as Agent, to take such action or to refrain from taking such action on the Lenders' behalf under the provisions of the Financing Agreement and the Financing Documents.

     E. The Financing Agreement provides for some of the agreements between the Borrowers, the Lenders and the Agent with respect to the "Loans" (as defined in the Financing Agreement), including a revolving credit facility in an amount not to exceed $25,000,000, a letter of credit facility in the amount of $3,000,000, an acquisition facility in an amount not to exceed $10,000,000 and a capital expenditure facility in an amount not to exceed $20,000,000.

     F. The Borrowers have requested that the Lenders and Agent increase the revolving credit facility from $25,000,000 to $30,000,000, decrease the capital expenditure facility from $20,000,000 to $15,000,000 and amend certain other provisions of the Financing Agreement.

     G. The Agent and Lenders are willing to agree to the Borrowers' request on the condition, among others, that this Agreement be executed.

                                  AGREEMENTS
                                  ----------

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agent agree as follows:

     1. The Borrowers, the Lenders and the Agent agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     2. The Borrowers represent and warrant to the Agent and Lenders as follows:

             (a) Each Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

             (b) Each Borrower has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement.

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             (c)  The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms.

             (d) All of the Borrowers' representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of the Borrowers' execution of this Agreement.

             (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Agent and the Lenders under this Agreement.

     3.  Section 2.1.1 (Revolving Credit Facility) of the Financing Agreement is
                        -------------------------
hereby deleted in its entirety, and the following is substituted in its place:

                  Subject to and upon the provisions of this Agreement, the
             Lender establishes a revolving credit facility in favor of the Borrowers. The aggregate of all advances under the Revolving Credit Facility are sometimes referred to in this Agreement collectively as the "Revolving Loan".

                  The principal amount of Thirty Million Dollars ($30,000,000)
             is the "Revolving Credit Committed Amount".

                  During the Revolving Credit Commitment Period, the Lender
             agrees to make advances under the Revolving Loan as requested by the Borrowers from time to time provided that after giving effect to the Borrowers' request, the outstanding principal balance of the Revolving Loan would not exceed the lesser of (a) the Revolving Credit Committed Amount minus the Outstanding Letter of Credit Obligations, or (b) the most current Borrowing Base.

     4.  Section 2.1.3 (Borrowing Base) of the Financing Agreement is hereby
                        --------------
deleted in its entirety, and the following is substituted in its place:

                 As used in this Agreement, the term "Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty-five percent (85%) of the amount of Eligible Receivables, plus (b) the lesser of (i) the sum of fifty percent (50%) of the amount of Eligible Inventory consisting of new merchandise plus twenty-five
                                                              ----
             percent (25%) of the amount of Eligible Inventory consisting of in-service inventory, or (ii) Fifteen Million Dollars ($15,000,000).

                 The Borrowing Base shall be computed based on the Borrowing
             Base Report most recently delivered to and accepted by the Lender in its good faith discretion. In the event the Borrowers fail to furnish a Borrowing Base Report required by Section 2.1.4 below,

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             or in the event the Lender in good faith determines that a
             Borrowing Base Report is no longer accurate, the Lender may, in its sole and absolute discretion exercised from time to time and without limiting its other rights and remedies under this Agreement, suspend the making of or limit advances under the Revolving Loan. The Borrowing Base shall be subject to reduction by amounts credited to the Collateral Account since the date of the most recent Borrowing Base Report and by the amount of any Receivable or any Inventory which was included in the Borrowing Base but which the Lender determines fails to meet the respective criteria applicable from time to time for Eligible Receivables or Eligible Inventory.

                 If, at any time, the total of the aggregate principal amount of the Revolving Loan and the Outstanding Letter of Credit Obligations exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrowers at the sole and absolute discretion of the Lender exercised from time to time shall pay the Borrowing Base Deficiency ON DEMAND to the Lender from time to time.

     5.  Section 2.4.1 (Capital Expenditure Line Facility) of the Financing
                        ---------------------------------
Agreement is hereby deleted in its entirety, and the following is substituted in its place:

                 Subject to and upon the provisions of this Agreement, the
             Lender establishes a capital expenditure line facility in the maximum principal amount of Fifteen Million Dollars ($15,000,000) ("Capital Expenditure Line Committed Amount") in favor of the Borrowers. The aggregate of all advances under the Capital Expenditure Line Facility are sometimes referred to in this Agreement collectively as the "Capital Expenditure Line". The obligation of the Lender to make advances under the Capital Expenditure Line is herein called its "Capital Expenditure Line Commitment".

                 During the Capital Expenditure Line Advance Period, the
             Borrowers may request advances under the Capital Expenditure Line Facility in accordance with the provisions of this Agreement; provided that after giving effect to the Borrowers' request (a) the outstanding principal balance of the Capital Expenditure Line would not exceed the Capital Expenditure Line Commitment; and (b) the aggregate of all advances under the Capital Expenditure Line would not exceed the Capital Expenditure Line Committed Amount.

                 Amounts repaid on the Capital Expenditure Line may not be
             reborrowed.

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     6.  Section 2.4.2 ("Procedure for Making Advances Under the Capital
Expenditure Line") is hereby deleted in its entirety, and the following is substituted in its place:

                    The Borrowers may borrow under the Capital Expenditure Line
              Facility on any Business Day. The Borrowers shall give the Lender written notice (a "Capital Expenditure Line Notice") at least five
              (5) Business Days prior to the date on which the Borrowers desire an advance under the Capital Expenditure Line. Each Capital Expenditure Line Notice shall be accompanied by (a) a contract of sale, purchase order or invoice, in form and substance reasonably satisfactory to the Lender, which accurately and completely describes the Equipment purchased after the Closing Date which is the subject of the requested advance and the purchase price therefor, expressly identifying and excluding the costs of delivery, installation, taxes, and other "soft" costs, and (b) evidence reasonably satisfactory to the Lender indicating that such Equipment have been delivered to and accepted by the applicable Borrower. Each Capital Expenditure Line Notice shall also be accompanied by such other information, certificates, confirmations, and other items as the Lender may reasonably require to determine the value and the delivery of the subject Equipment and compliance with the other terms of this Agreement. The amount to be advanced with respect to a Capital Expenditure Line Notice shall not exceed the lesser of (a) the amount requested by the Borrowers or (b) the purchase price (excluding the costs of delivery, installation, taxes, and other "soft" costs) of the Equipment times (i) 100% for advances aggregating up
                                      -----
              to and including $4,000,000 in any year, and (ii) 80% for advances in excess of $4,000,000 in any year. Each advance under the Capital Expenditure Line shall not be less than $100,000 .

     7.   Subsection (i) of Section 6.2.7 ("Investments, Loans and Other
                                            ----------------------------
Transactions") is hereby deleted in its entirety, and the following is
------------
substituted in its place:

                    (i) any advance to an officer or any employee of the Borrowers or of any Subsidiary, provided that the aggregate amount of all such advances by the Borrowers and their Subsidiaries (taken as a whole) outstanding at any time shall not exceed Three Hundred Fifty Thousand Dollars ($350,000);

     8. It is a condition of the agreements of the Agent and the Lenders under this Agreement that at the time this Agreement is executed and delivered:

          (a) The Borrowers shall have executed and delivered (a) to the Agent on behalf of Bank of America a First Amended and Restated Revolving Credit Note and a First Amended and Restated Capital Expenditure Line Note made payable to the order of Bank of America in the amount of its Revolving Credit Committed Amount and Capital Expenditure Line Committed

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Amount, respectively, and in form and substance satisfactory to the Agent in the exercise of its sole and absolute discretion.

          (b) The Borrowers shall have executed and delivered to the Agent on behalf of LaSalle a First Amended and Restated Revolving Credit Note and a First Amended and Restated Capital Expenditure Line Note made payable to the order of LaSalle in the amount of its Revolving Credit Committed Amount and Capital Expenditure Line Committed Amount, respectively, and in form and substance satisfactory to the Agent in the exercise of its sole and absolute discretion.

          (c) The Borrowers shall have executed and delivered to the Agent on behalf of PNC a First Amended and Restated Revolving Credit Note and a First Amended and Restated Capital Expenditure Line Note made payable to the order of PNC in the amount of its Revolving Credit Committed Amount and Capital Expenditure Line Committed Amount, respectively, and in form and substance satisfactory to the Agent in the exercise of its sole and absolute discretion.

     9. As a condition to the Agent's and the Lenders' agreement to enter into this Agreement and the waivers granted herein, the Borrowers hereby agree to pay to the Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of $15,000, which fee shall be due at the time this Agreement is executed and is fully earned and non-refundable upon payment.

     10. Each Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. Each Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     11. Each Borrower acknowledges and warrants that the Lenders and Agent have acted in good faith and have conducted in a commercially reasonable manner their relationships with the Borrowers in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, each Borrower hereby waiving and releasing any claims to the contrary.

     12. The Borrowers shall pay at the time this Agreement is executed and delivered, all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel not to exceed $5,000.00 (such limitation excludes reasonable fees and expenses of the Agent's counsel incurred prior to the preparation of this Agreement) and all recording fees, taxes and charges.

     13. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party which chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

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          IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Agreement under seal as of the date and year first written above.

ATTEST:                                 COYNE INTERNATIONAL ENTERPRISES
                                            CORP.


_____________________________           By:__________________________(SEAL)
                                           Name:
                                           Title:


                                        BLUE RIDGE TEXTILE MANUFACTURING,
                                            INC.


_____________________________           By:__________________________(SEAL)
                                           Name:
                                           Title:


                                        OHIO GARMENT RENTAL, INC.


_____________________________           By:__________________________(SEAL)
                                           Name:
                                           Title:


WITNESS:                                BANK OF AMERICA, NATIONAL
                                        ASSOCIATION, in its capacity as a Lender


_____________________________           By:__________________________(SEAL)
                                           Gary Bartlett
                                           Vice President

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WITNESS:                                   LASALLE BUSINESS CREDIT, INC.



_____________________________              By:__________________________(SEAL)
                                              Name:
                                              Title:


WITNESS:                                   PNC BANK, NATIONAL ASSOCIATION



_____________________________              By:__________________________(SEAL)
                                             Name:
                                             Title:


WITNESS:                                   BANK OF AMERICA, NATIONAL
                                           ASSOCIATION, in its capacity as Agent



_____________________________              By:__________________________(SEAL)
                                              Gary Bartlett
                                              Vice President

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